UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 30, 1998
                                                ------------------------

                                 SB Partners
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          (Exact name of registrant as specified in its charter)

New York                      000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

   666 Fifth Avenue, New York, NY                                 10103
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
                                                  -----------------------

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    (Former name or former address, if changed since last report.)

Item 2. Disposition of Assets

             On June 30, 1998, the Registrant sold Riverbend Apartments to LeCraw Development LLC, a Georgia limited liability company, for $24,500,000 in an all cash transaction.

Item 7. Financial Statements

             The following pro forma financial statements reflect the sale of Riverbend Apartments by the Registrant. The balance sheet as of the last filing, March 31, 1998, has been restated to reflect the removal of the assets and liabilities of this 594 unit apartment community.
        The statements of operations for both the three months ended March 31, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented.

             In addition, as Cherry Hill Office center was sold on April 16, 1998, the assets and liabilities of Cherry Hill Office Center have been removed from the balance sheet as of March 31, 1998, and the statements of operations for the periods ended March 31, 1998 and December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented. Please refer to Form 8-K filed April 30, 1998 in connection with this transaction.

             Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the statement of operations for the year ended December 31, 1997. The Registrant is reflecting this transaction in accordance with the rules and regulations regarding the filing of Form 8-K, as the sale was consummated during the fiscal year presented. Please refer also to the Form 8-K dated December 8, 1997, as amended, filed in connection with this transaction.

                                                          SB PARTNERS
                                                          -----------
                                               (a New York limited partnership)
                                                ------------------------------

                                                    PRO FORMA BALANCE SHEET
                                                    -----------------------
                                                                           PRO FORMA ADJUSTMENTS
                                                                               (SEE NOTE 2)
                                                      MARCH 31,            ---------------------            PRO FORMA
                                                        1998           CHERRY HILL        RIVERBEND          BALANCE
                                                    AS REPORTED       OFFICE CENTER       APARTMENTS          SHEET
                                                    -----------       -------------       ----------        ---------
 Assets:
   Investments -
     Real Estate, at cost
     Land                                           $  2,924,653        $         0      $          0      $  2,924,653
     Buildings, furnishings and improvements          28,998,552                  0                 0        28,998,552
     Less - accumulated depreciation                 (13,560,104)                 0                 0       (13,560,104)
                                                    ------------        -----------      ------------      ------------
                                                      18,363,101                  0                 0        18,363,101

 Real estate assets held for sale                     24,984,134         (4,100,422)      (20,883,712)                0
                                                    ------------        -----------      ------------      ------------
                                                      43,347,235         (4,100,422)      (20,883,712)       18,363,101
   Other assets-
     Cash and cash equivalents                         1,001,907          4,645,000        20,118,000        25,764,907
     Other                                             1,349,348           (184,877)          (44,534)        1,119,937
                                                    ------------        -----------      ------------      ------------
    Total assets                                    $ 45,698,490        $   359,701      $   (810,246)     $ 45,247,945
                                                    ============        ===========      ============      ============

 Liabilities:
    Mortgage notes and other loans payable          $ 28,942,173        $         0      $ (4,000,000)     $ 24,942,173
    Accounts payable and accrued expenses                493,611            (34,352)         (111,486)          347,773
    Tenant security deposits                             316,130            (83,111)          (98,938)          134,081
                                                    ------------        -----------      ------------      ------------
    Total liabilities                                 29,751,914           (117,463)       (4,210,424)       25,424,027
                                                    ------------        -----------      ------------      ------------
 Partners' Capital:
 Units of partnership interest without par value;
    Limited partners - 7,753 units                    15,962,954            477,102         3,399,739        19,839,795
    General partner - 1 unit                             (16,378)                62               439           (15,877)
                                                    ------------        -----------      ------------      ------------
           Total partners' capital                    15,946,576            477,164         3,400,178        19,823,918
                                                    ------------        -----------      ------------      ------------
          Total liabilities & partners' capital     $ 45,698,490        $   359,701      $   (810,246)     $ 45,247,945
                                                    ============        ===========      ============      ============

                                     See accompanying notes to pro forma financial statements.

                                                            SB PARTNERS
                                                           ------------
                                                 (a New York limited partnership)
                                                  ------------------------------
                                                 PRO FORMA STATEMENT OF OPERATIONS
                                                 ---------------------------------
                                             For the Three Months Ended March 31, 1998
                                             -----------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                                                  (SEE NOTE 2)
                                                                              ---------------------

                                                                        CHERRY HILL                            PRO FORMA
                                                          AS               OFFICE           RIVERBEND            INCOME
                                                       REPORTED            CENTER           APARTMENTS         STATEMENT
                                                      ----------        -----------        -----------        -----------
 Revenues:
 Rental income                                       $ 2,610,548          $(380,981)      $  (948,096)        $1,281,471
 Interest on short-term investments                       18,624                  0                 0             18,624
 Other                                                   239,882               (814)         (182,788)            56,280
                                                     -----------        -----------       -----------         ----------
     Total revenues                                    2,869,054           (381,795)       (1,130,884)         1,356,375
                                                     -----------        -----------       -----------         ----------
 Expenses:
 Real estate operating expenses                        1,453,002           (196,678)         (635,446)           620,878
 Interest on mortgage notes and other loans payable      550,503                  0           (76,853)           473,650
 Depreciation and amortization                           327,270             (1,405)                0            325,865
 Management fees                                         270,963            (19,000)         (104,000)           147,963
 Real estate taxes                                       209,364            (42,796)          (72,560)            94,008
 Write-off of uncollectible accounts                           0             53,210                 0             53,210
 Other                                                    97,755             (4,179)           (7,040)            86,536
                                                     -----------        -----------       -----------         ----------
     Total expenses                                    2,908,857           (210,848)         (895,899)         1,802,110
                                                     -----------        -----------       -----------         ----------
Net income (loss) from continuing operations             (39,803)          (170,947)         (234,985)          (445,735)

 Net income (loss) from continuing operations
        allocated to general partner                          (5)               (22)              (30)               (57)
                                                     -----------        -----------        ----------         ----------
 Net income (loss) from continuing operations
        allocated to limited partners                 $  (39,798)       $  (170,925)      $  (234,955)        $ (445,678)
                                                     ===========        ===========       ===========         ==========
 Net income (loss) from continuing operations
     per unit of limited partnership interest         $    (5.13)       $    (22.05)      $    (30.30)        $   (57.48)
                                                     ===========        ===========       ===========         ==========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753              7,753             7,753              7,753
                                                     ===========        ===========       ===========         ==========

                                     See accompanying notes to pro forma financial statements.

                                                            SB PARTNERS
                                                           ------------
                                                 (a New York limited partnership)
                                                  ------------------------------
                                                 PRO FORMA STATEMENT OF OPERATIONS
                                                 ---------------------------------
                                               For the Year Ended December 31, 1997
                                               ------------------------------------
                                                                   PRO FORMA ADJUSTMENTS
                                                                        (SEE NOTE 2)
                                                                   ---------------------
                                                                          SALE OF           RESTATED
                                                                         PLANTATION       FOR SALE OF
                                                         AS               SHOPPING         PLANTATION
                                                      REPORTED             CENTER       SHOPPING CENTER
                                                     ----------         -----------     ---------------
 Revenues:
 Rental income                                       $ 8,647,671        $(1,660,552)      $ 6,987,119
 Interest on short-term investments                      110,680                  0           110,680
 Other                                                   307,301            (38,856)          268,445
                                                     -----------        -----------       -----------
     Total revenues                                    9,065,652         (1,699,408)        7,366,244
                                                     -----------        -----------       -----------
 Expenses:
 Real estate operating expenses                        3,826,057           (309,882)        3,516,175
 Interest on mortgage notes and other loans payable    2,213,440           (390,484)        1,822,956
 Depreciation and amortization                         1,723,683           (391,992)        1,331,691
 Management fees                                       1,196,611           (160,000)        1,036,611
 Real estate taxes                                       815,086           (245,724)          569,362
 Write-off of uncollectible accounts                     369,635           (328,615)           41,020
 Other                                                   241,951            (32,208)          209,743
                                                     -----------        -----------       -----------
     Total expenses                                   10,386,463         (1,858,905)        8,527,558
                                                     -----------        -----------       -----------
          Income (loss) from operations               (1,320,811)           159,497        (1,161,314)

 Equity in net income of joint venture                   316,320                  0           316,320
                                                     -----------        -----------       -----------
 Net income (loss) from continuing operations         (1,004,491)           159,497          (844,994)

 Net income (loss) from continuing operations
        allocated to general partner                        (130)                21              (109)
                                                     -----------        -----------       -----------
 Net income (loss) from continuing operations
        allocated to limited partners                $(1,004,361)       $   159,476       $  (844,885)
                                                     ===========        ===========       ===========
 Net income (loss) from continuing operations
     per unit of limited partnership interest        $   (129.54)       $     20.56       $   (108.98)
                                                     ===========        ===========       ===========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753              7,753             7,753
                                                     ===========        ===========       ===========

                                     See accompanying notes to pro forma financial statements.

                                                            SB PARTNERS
                                                           ------------
                                                 (a New York limited partnership)
                                                  ------------------------------
                                                 PRO FORMA STATEMENT OF OPERATIONS
                                                 ---------------------------------
                                               For the Year Ended December 31, 1997
                                               ------------------------------------
                                                                                PRO FORMA ADJUSTMENTS
                                                                                    (SEE NOTE 2)
                                                      RESTATED                ---------------------
                                                    FOR SALE OF           SALE OF           SALE OF           PRO FORMA
                                                    PLANTATION          CHERRY HILL         RIVERBEND           INCOME
                                                  SHOPPING CENTER      OFFICE CENTER       APARTMENTS         STATEMENT
                                                  ---------------      -------------       ----------         ---------
 Revenues:
 Rental income                                       $ 6,987,119        $(1,496,841)        $(151,705)      $ 5,338,573
 Interest on short-term investments                      110,680                  0                 0           110,680
 Other                                                   268,445             (6,842)          (32,193)          229,410
                                                     -----------        -----------         ---------       -----------
     Total revenues                                    7,366,244         (1,503,683)         (183,898)        5,678,663
                                                     -----------        -----------         ---------       -----------
 Expenses:
 Real estate operating expenses                        3,516,175           (909,706)         (104,496)        2,501,973
 Interest on mortgage notes and other loans payable    1,822,956            (15,342)          (17,778)        1,789,836
 Depreciation and amortization                         1,331,691           (174,406)                0         1,157,285
 Management fees                                       1,036,611            (72,000)         (331,000)          633,611
 Real estate taxes                                       569,362           (168,971)          (10,915)          389,476
 Write-off of uncollectible accounts                      41,020                  0                 0            41,020
 Other                                                   209,743             (3,421)           (1,138)          205,184
                                                     -----------        -----------         ---------       -----------
     Total expenses                                    8,527,558         (1,343,846)         (465,327)        6,718,385
                                                     -----------        -----------         ---------       -----------
          Income (loss) from operations               (1,161,314)          (159,837)          281,429        (1,039,722)

 Equity in net income of joint venture                   316,320                  0          (316,320)                0
                                                     -----------        -----------         ---------       -----------
 Net income (loss) from continuing operations           (844,994)          (159,837)          (34,891)       (1,039,722)

 Net income (loss) from continuing operations
        allocated to general partner                       (109)                (21)               (4)             (134)
                                                     -----------        -----------         ---------       -----------
 Net income (loss) from continuing operations
        allocated to limited partners                 $ (844,885)       $  (159,816)        $ (34,887)      $(1,039,588)
                                                     ===========        ===========         =========       ===========

 Net income (loss) from continuing operations
     per unit of limited partnership interest         $  (108.98)       $    (20.61)        $   (4.50)      $   (134.09)
                                                     ===========        ===========         =========       ===========
Weighted Average Number of Units of Limited
   Partnership Interest Outstanding                        7,753              7,753             7,753             7,753
                                                      ==========        ===========         =========       ===========

                                     See accompanying notes to pro forma financial statements.

                                SB PARTNERS
                                -----------
                     (a New York limited partnership)
                     --------------------------------
                  NOTES TO PRO FORMA FINANCIAL STATEMENTS
                  ---------------------------------------

(1)     Accounting and Financial Reporting
        ----------------------------------
             The financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results
        of operations for the periods presented.   Certain information and
        footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, and quarterly report on Form 10-Q.


(2)     Pro Forma Adjustments
        ---------------------
             The accompanying pro forma financial statements reflect the sale of Riverbend Apartments by the Registrant. The balance sheet as of the last filing date, March 31, 1998, has been restated to reflect the removal of the assets and liabilities related to Riverbend Apartments, including the retirement of the bank loan which was used to finance a portion of the purchase of the forty percent co-venturer's interest in the apartment community. The statements of operations for the three month period ended March 31, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented. As previously reported, the Registrant purchased the forty percent co-venturer's interest in the apartment community on December 15, 1997. However, the pro forma effect on the statement of operations of the Registrant as a result of the acquisition of the forty percent co-venturer's interest in Riverbend Apartments is negated by the subsequent sale. Therefore, the net effect of the transactions has been reflected in the pro forma statement of operations for the year ended December 31, 1997. Please refer to the Form 8-K filed December 22, 1997, and the annual report on Form 10-K, for additional discussion regarding the acquisition of the forty percent co-venturer's interest in Riverbend Apartments.

                 In addition, the accompanying pro forma financial statements reflect the sale of Cherry Hill Office Center by the Registrant on April 16, 1998. The balance sheet as of the last filing, March 31, 1998, has been restated to reflect the removal of the assets and liabilities of the office center. The statements of operations for both the three months ended March 31, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented. Please refer also to the Form 8-K dated April 16, 1998 filed in connection with this transaction.

             Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the statement of operations for the year ended December 31, 1997. The Registrant is reflecting this transaction in accordance with the rules and regulations regarding the filing of Form 8-K, as the sale was consummated during the fiscal year presented. Please refer also to the Form 8-K dated December 8, 1997, as amended, filed in connection with this transaction.

                 All the assets and related liabilities of Riverbend Apartments have been removed from the historical balance sheet to reflect the sale of the property. Assets removed include that portion of "real estate assets held for sale" pertaining to Riverbend Apartments, $20,883,712, and prepaid expenses totalling $44,534. Liabilities removed include the short-term bank loan of $4,000,000 that had been used to finance a portion of the purchase of the forty percent co-venturer's interest in Riverbend Apartments, accrued operating expenses of $85,090, $26,396 of interest accrued on the short-term note, and $98,938 of tenant security deposits. The balance of cash has been increased to reflect the proceeds of sale reduced by the retirement of the short-term note. The partners' capital accounts are adjusted accordingly. All adjustments are shown as of the date of the last balance sheet filed, March 31, 1998.

             The assets and related liabilities of Cherry Hill Office Center have been removed from the historical balance sheet to reflect the sale of the property. Assets removed include that portion of "real estate assets held for sale" pertaining to the office center, $4,100,422, amounts recorded as receivable from tenants, $152,379, and miscellaneous other assets totalling $32,498. Amounts recorded as receivable from tenants include accrued rental income of $99,169, (representing straight-line rent as provided by generally accepted accounting principles which is calculated as the difference between cash rent paid under the lease and the average rent due over the non-cancelable term of the lease), and other amounts due from tenants totalling $53,210. Liabilities removed include amounts recorded as tenant security deposits, $83,111, accrued property operating expenses totalling $26,396, and prepaid rents of $7,956. The balance of cash has been increased for the proceeds from the sale of the office center. Although the proceeds from the sale of Cherry Hill Office Center, approximately $4,645,000, were used, in part, to retire the bank loan which was used to finance a portion of the purchase of the forty percent co-venturer's interest in Riverbend Apartments, since the balance sheet is restated to reflect the sale of both the apartment community and the office center, the retirement of the bank loan is attributed to the sale of Riverbend Apartments on the pro forma financial statements. The partners' capital accounts are adjusted to reflect the net effect of the gain on sale of approximately $630,000 (see Note 3), and the write-off of amounts recorded as receivable from tenants of $152,379. All adjustments are shown as of the date of the last balance sheet filed, March 31, 1998.

                 All items of income of Riverbend Apartments have been removed from the statements of operations for the periods presented, including rental and other income received from tenants. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses, taxes, and other expenses have also been removed from the statements of operations. In addition, management fees have been reduced to reflect the sale of the property. No depreciation expense is included in the pro forma financial statements since the property had been classified as an asset held for sale. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of the periods presented.
         In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations. (See also Note 3.)

             All items of income of Cherry Hill Office Center have been removed from the statement of operations for the periods presented, including rental and other income received from tenants. All expenses relating to the property, including real estate operating expenses, taxes, depreciation, and other expenses have also been removed. Management fees have been reduced to reflect the sale of the property. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of the periods presented. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations. (See also Note 3.)

             All items of income of Plantation Shopping Center have been removed from the statement of operations for the year ended December 31, 1997, including rental and other income received from tenants. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses and taxes, depreciation, and other expenses have also been removed from the statement of operations. In addition, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statement of operations. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of 1997.

 (3)    Gain on Sale of Investment in Real Estate
        -----------------------------------------

             The sale of Riverbend Apartments resulted in a gain for financial reporting purposes of approximately $3,400,000. The sale of Cherry Hill Office Center resulted in a gain for financial reporting purposes of approximately $630,000. The gains for tax purposes will be computed using the tax bases of the assets sold, and will differ from the gains reported on the financial statements. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  --------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date      July 15, 1998          /s/ George N. Tietjen III
     ------------------------     --------------------------------------
                                  George N. Tietjen III
                                  Vice-President